SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 April 26, 2004

                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.

                               as depositor of the

                        HOME EQUITY LOAN 2004-HS1 TRUST
           (Exact name of the registrant as specified in its charter)


Delaware                      333-110340-03                  41-1808858
(State or other               (Commission File Number)    (I.R.S. Employee
jurisdiction of incorporation)                            Identification No.)

Residential Funding Mortgage Securities II, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota                                           55437
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code               (952) 857-7000



Item 5. Other Events

A copy of the monthly report relating to the April 2004 distribution to holders of the Residential Funding Mortgage Securities II, Inc., Home Equity Loan-Backed Term Notes, Series 2004-HS1 is included as an exhibit to this Report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

The following is filed as an Exhibit to this Report under Exhibit 20.

No. 20.        April 2004 Monthly Report

                                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC., as depositor of the registrant identified on the cover page to this Report

By:     /s/ Barbara Wendt
Name:   Barbara Wendt
Title:  Managing Director
Dated:  April 26, 2004